Pax World Funds Series Trust I

Supplement Dated January 23, 2015

to the

Prospectus

Dated June 4, 2014

Effective January 23, 2015, the Prospectus is amended, as follows:

The section entitled Portfolio Manager is replaced in its entirety with the following:

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the High Yield Bond Fund’s investments.

Portfolio Manager	Since	Title
Mary V. Austin	1999	Portfolio Manager (Analyst prior to 2006)
Kent Siefers	2015	Portfolio Manager (Analyst prior to 2015)

The section entitled Portfolio Manager is replaced in its entirety with the following:

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the International Index Fund’s investments.

Portfolio Manager	Since	Title
Christopher Brown	Fund Inception	Portfolio Manager and Chief Investment Strategist for PWM
Scott LaBreche	2015	Portfolio Manager
Greg Hasevlat	2015	Portfolio Manager

Pages 85-88

The description of Scott LaBreche under Portfolio Managers is replaced in its entirety with the following:

Scott LaBreche is Co-Portfolio Manager of the Global Women’s Index Fund and Assistant Portfolio Manager of the International Index Fund. Mr. LaBreche has been part of the management teams of both Funds since their inception and was a member of the optimization team for the Pax MSCI EAFE ESG Index ETF, the predecessor to the International Index Fund.  Mr. LaBreche is Director, Portfolio Analytics and Index Optimization for the Advisers.  He oversees performance and attribution functions for the Advisers.  Scott received a Bachelor of Science and a Master’s Degree in Business Administration with an Advanced Certificate in Finance from Southern New Hampshire University.

The following paragraphs are added to the Section entitled Portfolio Managers:

Greg Hasevlat is Assistant Portfolio Manager of the International Index Fund.  Mr. Hasevlat is also a Sustainability Research Analyst at Pax World Management LLC.  Prior to joining Pax World in December 2009, Mr. Hasevlat was a Government Affairs Representative at a New Hampshire-based consulting firm. Mr. Hasevlat received a bachelor’s degree in English from the University of New Hampshire and a Master’s Degree in Business Administration from Southern New Hampshire University.

Kent Siefers is Assistant Portfolio Manager of the High Yield Bond Fund.  He has been an analyst with the Fund since 2009.   Prior to joining Pax World, Mr. Siefers was an analyst for an event-driven hedge fund at LKS Capital, LLC. He was previously the director of research and co-portfolio manager of PRS International, a convertible arbitrage hedge fund. He started his career as a research associate working for firms such as Thomas Weisel, BankBoston Robertson Stephens and Federated Investors.  Mr. Siefers received his Bachelor of Science in business administration from the University of Vermont.

Shareholders should retain this Supplement for future reference.